UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

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OLD WESTBURY FUNDS, INC.

(Name of Registrant as Specified In Its Charter)

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OLD WESTBURY FUNDS, INC.
760 Moore Road
King of Prussia, Pennsylvania 19406

Old Westbury Large Cap Core Fund

 Dear Shareholder:

On behalf of the Board of Directors of Old Westbury Funds, Inc. (the “Corporation”), we are pleased to invite you to a special meeting of shareholders of Old Westbury Large Cap Core Fund (the “Fund”), a series of the Corporation, to be held at [10 a.m. Eastern Time on December 22, 2016], at the offices of the Corporation located at 760 Moore Road, King of Prussia, Pennsylvania 19406.

As is discussed in more detail in the enclosed Proxy Statement, you will be asked to approve the following proposal, which is being recommended by the Board of Directors:

•	To approve a proposed increase to the fee rate under the Investment Advisory Agreement between Bessemer Investment Management LLC and the Corporation, on behalf of the Fund, of approximately 0.05%, to take effect in connection with a change in investment strategy and expanded investment mandate for the Fund.

Your vote is important

After reviewing this proposal, your Board of Directors unanimously approved the proposal and recommends approval by the shareholders of the Fund, as is more fully described in the accompanying Proxy Statement. It is now your turn to review the proposal and vote on it at the upcoming meeting.

If you are not available to attend the meeting, then please promptly complete, date, sign and return the enclosed proxy card(s) in order to avoid the expense of additional mailings or contacting you by telephone. No matter how many shares you own, your timely vote is important.

Thank you in advance for your consideration of this important matter.

Sincerely,

David W. Rossmiller
President & Chief Executive Officer
Old Westbury Funds, Inc.

OLD WESTBURY FUNDS, INC.
760 Moore Road
King of Prussia, Pennsylvania 19406

Old Westbury Large Cap Core Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON [DECEMBER 22, 2016]

To the Shareholders of Old Westbury Large Cap Core Fund:

Notice is hereby given that a Special Meeting of Shareholders (including any postponements or adjournments thereof, the “Meeting”) of Old Westbury Large Cap Core Fund, a series of Old Westbury Funds, Inc. (the “Corporation”), will be held at [10 a.m. Eastern Time on December 22, 2016], at the offices of the Corporation located at 760 Moore Road, King of Prussia, Pennsylvania 19406, for the following purposes:

•	To approve a proposed increase to the fee rate under the Investment Advisory Agreement between Bessemer Investment Management LLC and the Corporation, on behalf of the Fund, of approximately 0.05%, to take effect in connection with a change in investment strategy and expanded investment mandate for the Fund.

•	To consider and act upon such other matters as may properly come before the Meeting or any adjourned sessions thereof.

Shareholders of record as of the close of business on [November 21, 2016] are entitled to notice of, and to vote at, the Meeting.

[December 5, 2016]

By Order of the Board of Directors

Lisa M. King
Secretary
Old Westbury Funds, Inc.

YOUR VOTE IS IMPORTANT

Please respond — your vote is important. Whether or not you plan to attend the Meeting, please promptly complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-prepaid envelope. Alternatively, you may vote via telephone or the internet by following the instructions on the enclosed proxy card(s). Please vote now in order to avoid the cost of additional solicitations.

OLD WESTBURY FUNDS, INC.
760 Moore Road
King of Prussia, Pennsylvania 19406

Old Westbury Large Cap Core Fund

PROXY STATEMENT

The Board of Directors (the “Board”) of Old Westbury Funds, Inc. (the “Corporation”) is soliciting proxies from shareholders of Old Westbury Large Cap Core Fund (the “Fund”), a series of the Corporation, in connection with a special meeting of shareholders (the “Meeting”) of the Fund to be held at [10 a.m. Eastern Time on December 22, 2016], at the offices of the Corporation located at 760 Moore Road, King of Prussia, Pennsylvania 19406. The Notice of the Meeting, this Proxy Statement and the enclosed proxy card(s) are being sent to shareholders of record as of [November 21, 2016] (the “Record Date”) beginning on or about [December 5, 2016]. You may obtain a copy of the Corporation’s most recent annual report for the 12-month period ended October 31, 2015 and the most recent semi-annual report for the 6-month period ended April 30, 2016 free of charge by calling 1-800-607-2200.

The Meeting is being called for the following purposes: (1) to approve a proposed increase to the fee rate under the Investment Advisory Agreement between Bessemer Investment Management LLC (the “Adviser”) and the Corporation, on behalf of the Fund (the “Proposed Fee Change”) of approximately 0.05%, to take effect in connection with a change in investment strategy and expanded investment mandate for the Fund; and (2) to consider and act upon such other matters as may properly come before the Meeting or any adjourned sessions thereof.

Part I of this Proxy Statement contains information relating to the proposal to approve the Proposed Fee Change. Part II contains additional background information about the Corporation, the Adviser and other matters. Part III contains general information about the Meeting and shareholder voting. As of the Record Date, the number of shares of the Fund that were issued and outstanding was [  ].

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on December 22, 2016: This Proxy Statement is available at [www.proxyvote.com].

I. PROPOSAL 1 – APPROVAL OF THE PROPOSED FEE CHANGE

The Board is recommending that shareholders of the Fund approve a proposed amendment to the Investment Advisory Agreement between the Adviser and the Corporation, on behalf of the Fund, to increase the investment advisory fee rates payable by the Fund. As discussed below, the Proposed Fee Change is in connection with a change in investment strategy and expanded investment mandate for the Fund. The Adviser currently serves as the investment adviser to the Fund under an Investment Advisory Agreement dated September 1, 2010, as amended (the “Current Advisory Agreement”), between the Adviser and the Corporation, on behalf of the Fund. On October 25, 2016, the Board, including a majority of the Directors who have no direct or indirect interest in the Proposed Advisory Agreement and are not “interested persons” of the Corporation, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), at an in-person meeting called in part for the purpose of approving the Proposed Fee Change, approved the Proposed Fee Change, subject to approval by the shareholders of the Fund. The Current Advisory Agreement, as amended to reflect the Proposed Fee Change, is sometimes referred to herein as the “Proposed Advisory Agreement.”

Description of the Proposed Fee Change and the Proposed Advisory Agreement

Overview. The Current Advisory Agreement was last approved by shareholders of the Fund at a special meeting held on August 25, 2010. At a meeting held on July 27, 2016, the Board reviewed and approved the renewal of the Current Advisory Agreement for an additional one-year term. On October 25, 2016, following extensive analysis and review, the Adviser recommended, and the Board approved, a series of changes to the overall investment strategy and mandate of the Fund. In connection with these proposed changes and the expanded mandate for the Fund, the Adviser also proposed adjustments to the advisory fee for the Fund.

The Proposed Advisory Agreement and the Current Advisory Agreement are identical in all respects, except for the Proposed Fee Change. The Current Advisory Agreement is included in Appendix A and the amendment to the Current Advisory Agreement, which reflects the Proposed Fee Change, is included in Appendix B. Shareholders are encouraged to refer to Appendix A and Appendix B. The below summary of the terms of the Proposed Advisory Agreement is qualified in its entirety, and made subject to, the complete text of the Proposed Advisory Agreement.

Fees (the Proposed Fee Change). The Proposed Fee Change would increase the investment advisory fee rates payable by the Fund to the Adviser by approximately 0.05%. The current and proposed investment advisory fee rates for the Fund follow:

Current Investment Advisory Fee Rates		Proposed Investment Advisory Fee Rates

First $500 million of average net assets:	0.70%	First $500 million of average net assets:	0.75%

Second $500 million to $1 billion of average net assets:	0.65%	Second $500 million to $1 billion of average net assets:	0.70%

Average net assets exceeding $1 billion:	0.60%	Average net assets exceeding $1 billion:	0.65%

Amounts paid by the Fund to the Adviser, or to an affiliate of the Adviser, during the Fund’s last fiscal year are set forth in Appendix C. The amounts that would have been paid by the Fund to the Adviser if the Proposed Fee Change had been in effect during the last fiscal year also are set forth in Appendix C.

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As discussed below, the Proposed Fee Change is occurring in connection with a change in investment strategy and expanded investment mandate for the Fund (the “Strategy Change”). The Strategy Change involves expanding the Fund from primarily a large-capitalization equity fund to an all cap equity fund that may also principally invest in the securities of mid- and small-capitalization companies. The Adviser has informed the Board that the Proposed Fee Change is due to the increased complexity and cost associated with managing the Fund in accordance with the Strategy Change. In particular, the Adviser believes that the portfolio management activities necessary to support investing in smaller capitalization issuers are more expensive, and more complex, than investing solely in larger capitalization companies. In this regard, the Adviser discussed with the Board that smaller issuers tend to have lower levels of liquidity and there is generally less publicly available information about smaller capitalization issuers than larger capitalization issuers, requiring investment advisers to expend more resources in developing and monitoring investment portfolios. The Adviser also discussed that investing in smaller capitalization issuers may require increased research and due diligence costs and more direct engagement with company management. Expanding the universe of investable assets to all capitalization companies also may increase the time and effort necessary for the portfolio managers to develop investment ideas, and to narrow their focus to those “best ideas” for investment by the Fund. The Adviser believes that the Strategy Change will benefit the Fund and its shareholders by enhancing the capitalization range of equity investment options for the Fund.

As indicated above, with the exception of the Proposed Fee Change, all other terms of the Current Advisory Agreement remain the same.

Term of Agreement. If shareholders approve the Proposed Fee Change, the Proposed Advisory Agreement will become effective on or about December 30, 2016 (the “Effective Date”) and provide for a one-year initial term. The Proposed Advisory Agreement will amend the Current Advisory Agreement for the Fund upon the Effective Date.

The Strategy Change

Following extensive analysis and review, the Adviser recommended, and the Board approved on October 25, 2016, a series of changes to the overall investment strategy and mandate of the Fund, including the Proposed Fee Change. Each of the elements of the Strategy Change may be implemented without shareholder approval, except for the Proposed Fee Change. Given that the Strategy Change is intended as an integrated initiative, the implementation of each element of the Strategy Change is subject to shareholder approval of the Proposed Fee Change. However, if the Proposed Fee Change is not approved, the Adviser may in its discretion move forward with certain of the other elements in the Strategy Change.

The Strategy Change involves changes to the Fund’s name, principal investment strategies and principal risks, portfolio managers and benchmark index. As indicated above, the Adviser believes that the Strategy Change will benefit the Fund and its shareholders by enhancing the capitalization range of equity investment options for the Fund. Shareholders are encouraged to refer to Appendix D for further information regarding the various elements of the Strategy Change.

The Board also approved, subject to shareholder approval of the Proposed Fee Change, the termination of a fee waiver agreement (the “Advisory Fee Waiver”), which would maintain the net operating expense ratio of the Fund at 1.00% or below through October 31, 2017. Because the expense ratio did not exceed 1.00% during the fiscal year ended October 31, 2016, no fees were waived pursuant to the Advisory Fee Waiver during that period. A comparison of the impact of the Proposed Fee Change, including with regard to the termination of the Advisory Fee Waiver, follows:

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Current and Pro Forma Expense Ratios.

Current Expense Ratio(1)
The Fund
Management Fees	0.66%
Other Expenses	0.34%
Total Annual Fund Operating Expenses	1.00%

(1)	These expenses are for the Fund’s fiscal year ended October 31, 2016, and are therefore unaudited.

Pro Forma Expense Ratio (assumes implementation of the Proposed Fee Change and termination of the Advisory Fee Waiver)(1)

The Fund
Management Fee	0.71%
Other Expenses	0.34%
Total Annual Fund Operating Expenses	1.05%

(1)	These expenses are for the Fund’s fiscal year ended October 31, 2016, and are therefore unaudited.

The following table shows an expense example. The expense example shows the cost of investing in the Fund under the Current Advisory Agreement (with the current Advisory Fee Waiver) as well as the estimated costs after the Proposed Fee Change (without the current Advisory Fee Waiver, which will terminate if the Proposed Fee Change is approved). This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation under the Current Advisory Agreement). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Current and Pro Forma Expense Examples.

Current Expense Example

1 Year	3 Years	5 Years	10 Years
$102	$318	$552	$1,225

Pro Forma Expense Example (assumes implementation of the Proposed Fee Change and termination of the Advisory Fee Waiver)

1 Year	3 Years	5 Years	10 Years
$107	$334	$579	$1,283

Board Considerations

The following summary describes the most important, but not all, factors considered by the Board in approving the Proposed Advisory Agreement. This discussion is not intended to be all-inclusive. In approving the Proposed Advisory Agreement, the Board was assisted by the advice of counsel to the Fund and, in the case of the Independent Directors, by the advice of independent legal counsel to the Independent Directors (“Independent Counsel”). The Board received substantial information regarding the Adviser, the Proposed Fee Change and the other aspects of the Strategy Change proposals, and discussed these proposals with the Adviser at a special meeting held on October 25, 2016.

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At this meeting, the Board considered the Adviser’s recommendation with regard to the Proposed Advisory Agreement. The Board noted that, in connection with its annual review and approval of the Current Advisory Agreement at a meeting held on July 27, 2016 (the “Annual Renewal”), it had recently received substantial information based, in part, on requests from the Board and Independent Counsel, and including responses from the Adviser to detailed due diligence questionnaires, as well as substantial information concerning, among other things, the Fund’s performance, comparative fee and expense information as well as information regarding the Adviser, its compliance and regulatory processes and programs and its financial condition. In addition, the Board reviewed additional information provided by the Adviser concerning its estimated profitability from managing the Fund. It was further noted that the Board had received materials and presentations throughout the course of the year relating to the investment management and operation of the Fund.

The Board considered the Proposed Advisory Agreement in the context of the Strategy Change, since the Proposed Fee Change was being recommended as a result of the Strategy Change and the increased cost and complexity associated with the management of an all-capitalization investment strategy, as described above. The Board also noted the Adviser’s representations that the Strategy Change will not diminish the present services provided to the Fund. The Board also considered that, while the advisory fee rate was proposed to be increased by 0.05% as reflected in the pro forma analysis above, the effective advisory fee at expected asset levels following the implementation of the Strategy Change, taking into account the effect of breakpoints in the Proposed Advisory Fee, was only expected to increase by 0.03%.

The Board considered the Adviser’s current undertaking with respect to the contractual Advisory Fee Waiver and took into account that, if shareholders approve the Strategy Change and Proposed Advisory Agreement, the current contractual Advisory Fee Waiver would terminate.

The Board’s determinations were made on the basis of each Director’s business judgment after consideration of all of the information requested and presented. In reviewing the materials presented, the Board did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the Proposed Advisory Agreement. Individual Directors may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

The following summary further details the materials and factors that the Board considered, and the conclusions they reached, in approving the Proposed Advisory Agreement.

(1) The nature, extent and quality of services provided by the Adviser.

The Board considered the scope and quality of services provided by the Adviser, particularly the qualifications, capabilities and experience of the portfolio managers and other personnel who are/would be responsible for providing services to the Fund, including those involved in managing the Fund after implementation of the Strategy Change. The Board also considered the experience of the Adviser in managing the Fund. The Board considered that the Adviser manages the investment program of the Fund and that the Adviser keeps the Board informed of important developments affecting the Fund. The Board evaluated these factors based on its direct experience with the Adviser, and in consultation with Independent Counsel. The Board also considered the Adviser’s effectiveness in ensuring that the Fund is in compliance with its investment policies and restrictions and the requirements of the 1940 Act and related securities regulations. The Board considered the increased complexity associated with the management of the Fund as a result of the Strategy Change, including the increased complexity associated with potentially substantial investments in the securities of mid- and small-capitalization companies, as presented by the Adviser.

Based on these factors, as well as other factors discussed herein, the Board concluded that the nature, quality and extent of services provided by the Adviser have been and continue to be satisfactory.

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(2) The performance of the Fund and the Adviser.

The Board’s analysis of the Fund’s performance included the discussion and review of the performance data of the Fund and a representative group of similar funds. The Board also received this information in connection with the Annual Renewal. The Board reviewed comparative performance over long-, intermediate- and short-term periods and noted that the Fund’s comparative performance was reasonable. The Board also considered the ability of the Adviser to manage the Fund in the context of the Strategy Change, noting in particular its capabilities in connection with investments in small- and mid-capitalization stocks.

(3) The cost of the advisory services and the profits to the Adviser and its affiliates from the relationship with the Fund.

In connection with the Board’s consideration of the Proposed Fee Change, the Board considered a number of factors. The Board’s analysis of the Proposed Fee Change and estimated expenses included a discussion and review of data concerning the proposed fee and expense ratios of the Fund compared to a representative group of similar funds. The Board also noted the advisory fee breakpoints, noting that, at the asset levels expected to exist following the Strategy Change and considering the effect of breakpoints, the proposed increase in the net advisory fee paid by shareholders was 0.03%. The Board also considered the Adviser’s current contractual commitment to waive advisory fees for the Fund and the planned revocation of the Advisory Fee Waiver. Additionally, the Board considered the Adviser’s expected profitability under the Proposed Advisory Agreement.

Based on this analysis as well as other factors described herein, including the fact that all series of the Corporation, including the Fund, are intended principally to satisfy asset allocation requirements of client accounts of Bessemer Trust Company, N.A. (“Bessemer”) and its affiliates, the Board concluded that the Proposed Fee Change was fair and reasonable in light of the quality of services provided by the Adviser.

(4) The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.

The Board considered the information provided by the Adviser relating to economies of scale. In this regard, the Board noted that the Proposed Fee Change involved breakpoint levels at $500 million and $1 billion consistent with the Current Advisory Agreement.

(5) Ancillary benefits and other factors.

In addition to the above factors, the Board also discussed other benefits received by the Adviser and its affiliates from its management of the Fund (such as soft-dollar credits), including the ability to market its advisory services for similar products in the future. In addition, the Board discussed the compensation payable by the Fund to affiliates of the Adviser for other services including administrative services, shareholder servicing and custody. The Board also discussed the use of the series of the Corporation as asset allocation investment vehicles for clients of Bessemer and its affiliates, with the resulting expectation that the asset sizes of the Fund would grow as Bessemer’s client base grows. The Board concluded that the Proposed Fee Change was reasonable in light of these fall-out benefits.

Conclusion

The Board, including all of the Independent Directors, concluded that the fees to be paid under the Proposed Advisory Agreement were fair and reasonable with respect to the services that the Adviser would provide, in light of the factors described above that the Board deemed relevant. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling. The Independent Directors were also assisted by the advice of Independent Counsel in making this determination.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR
THE PROPOSAL TO APPROVE PROPOSED FEE CHANGE.

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II. INFORMATION ABOUT THE CORPORATION

This section provides certain information about the Corporation, including information about the Adviser, the distributor, administrator, and the identity of persons holding more than 5% of the outstanding shares of any Fund.

The Corporation is an open-end, management investment company that was established under the laws of the State of Maryland on August 26, 1993. The Corporation currently offers seven portfolios or funds. The address of the Corporation is 760 Moore Road, King of Prussia, PA 19406.

Current Service Providers

Investment Adviser. Bessemer Investment Management LLC serves as investment adviser to the Fund and is a wholly-owned subsidiary of Bessemer. The Adviser and Bessemer are located at 630 Fifth Avenue, New York, New York 10111. The Adviser’s principal executive officers and managers and the principal occupation of each are shown below. The address of each such principal executive officer and manager is 630 Fifth Avenue, New York, New York 10111.

Name	Title or Status

Bessemer Trust Company, N.A.	Member

John G. MacDonald	Managing Director, Treasurer & Director

Marc D. Stern	Director

Steven L. Williamson	Secretary, Managing Director & Director

Rebecca H. Patterson	President

Thomas G. Kennedy	Chief Compliance Officer

The following table identifies directors and officers of the Fund serving as officers and/or employees of the Adviser or its affiliates.

Name/Position of Officer of the Fund	Position/Relationship with the Adviser and Affiliates

Jeffrey J. Glowacki/Director	Managing Director and Western Region Head, Bessemer Trust Company, N.A.

David W. Rossmiller/President & Chief Executive Officer	Managing Director and Head of Fixed Income, Bessemer Trust Company, N.A.

Steven L. Williamson/Chief Legal Officer	Managing Director and General Counsel, The Bessemer Group, Incorporated and principal bank subsidiaries

Matthew A. Rizzi/Vice President & Treasurer	Principal and Head of Fund Accounting and Fees, Bessemer Trust Company, N.A.

Nicola R. Knight/Assistant Secretary	Principal and Associate General Counsel of Bessemer Trust Company, N.A.

Thomas G. Kennedy/Chief Compliance Officer	Director of Investment Management and Chief Compliance Officer, Bessemer Trust Company, N.A.

David Schwart/Vice President & Anti-Money Laundering Compliance Officer	Vice President and Associate Director of Bank Compliance, Bessemer Trust Company, N.A.

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Since the beginning of the most recently completed fiscal year, no Director of the Corporation has made any purchases or sales of securities of the Adviser or any of its affiliates.

Distributor. Foreside Funds Distributors LLC, located at 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312, serves as the Funds’ Distributor.

Administrator. BNY Mellon Investment Servicing (US) Inc., located at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Funds’ Administrator.

Independent Registered Public Accountants. Ernst & Young LLP, located at 5 Times Square, New York, New York 10036, serves as the Fund’s independent registered public accounting firm.

Portfolio Transactions and Brokerage

For the fiscal year ended October 31, 2016, the Fund did not pay brokerage commissions to any affiliated broker-dealers.

Significant Shareholders

As of the Record Date, the Board of Directors and officers of the Corporation, in the aggregate, owned less than 1% of the outstanding shares of the Fund.

The persons listed in the table below are deemed to be control persons or principal owners of the Fund, as defined in the 1940 Act. Control persons own of record or beneficially 25% or more of the Fund’s outstanding securities and are presumed to control the Fund for purposes of voting on matters submitted to a vote of shareholders. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the vote of holders of a plurality or majority of the Fund’s shares without the approval of the controlling shareholder. Principal holders own of record or beneficially 5% or more of the Fund’s outstanding voting securities.

As of the Record Date and as set forth below, NAIDOT & Co., acting in various capacities for numerous accounts, was the owner of record of 5% or more of the Fund’s outstanding shares:

Naidot & Co c/o Bessemer Trust Company Attn - Custody Department 100 Woodbridge Ctr. Dr. Woodbridge NJ 07095-1162	[ ]%
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III. VOTING INFORMATION

Record Date, Quorum and Methods of Tabulation

Shareholders of record at the close of business on [November 21, 2016] (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournment thereof. A quorum of shareholders of the Fund is required to take action on the proposal. One-third of the Fund’s shares outstanding and entitled to vote, as of the Record Date, present in person or by proxy, constitutes a quorum for the transaction of business by the Fund’s shareholders at the Meeting.

Each shareholder is entitled to one vote for each share he or she owns of the Fund. Shares represented by timely, duly executed proxies will be voted as you instruct. If no specification is made with respect to a particular matter, shares will be voted in accordance with the recommendation of the Board. Proxies may be revoked at any time before they are exercised by sending a written revocation which is received by the Secretary of the Corporation prior to any such exercise, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Board as inspectors both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. Abstentions will be counted for quorum purposes. However, abstentions will have no effect on the outcome of the vote on the proposal.

Adjournments

In the event that a quorum is not present for purposes of acting on a proposal, or if sufficient votes in favor of a proposal are not received by the time of the Meeting, the chairman of the Meeting may adjourn the Meeting to permit further solicitation of proxies.

Solicitations of Proxies

The solicitation of proxies by mail and telephone may be made by officers and Directors of the Corporation and officers and employees of the Adviser, its affiliates and other representatives of the Corporation. The costs of preparing, printing and mailing this Proxy Statement and the cost of holding the Meeting (including the costs of any additional solicitation and any adjournment session) will be borne by the Adviser. The estimated cost to the Adviser of soliciting proxies for this advisory fee change proposal will be $8,000 to $10,000. This amount is subject to change.

Methods of Voting

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it (them) in the enclosed postage-paid envelope. You may also vote by attending the Meeting in person and voting. In addition, you may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions or via internet by visiting the website printed on your proxy card(s) and following the on-screen instructions.

Revocation of Proxies

If you sign, date and submit a proxy card in respect of the Fund, you may revoke that proxy or change it by written notice to the Corporation, by submitting a subsequently executed and dated proxy card, by authorizing your proxy by telephone or Internet at a later date, or by attending the Meeting and casting your vote in person, or as

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otherwise permitted. Attending the Meeting in person will not automatically revoke your prior proxy; you would need to take specific action to revoke your proxy at, or in advance of, the Meeting.

Required Vote

An affirmative vote of a majority of the outstanding voting securities of the Fund is required, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Fund or (ii) 67% or more of the outstanding voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present at the Meeting in person or represented by proxy. If the Proposed Advisory Agreement for the Fund is not approved, the Current Advisory Agreement will remain in effect until its next scheduled annual review and renewal by the Board.

Shareholder Proposals at Future Meetings

The Corporation is not required to hold annual shareholder meetings and currently does not intend to hold shareholder meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed, as specified in the Corporation’s By-Laws. Any such shareholder proposals should be submitted, in writing to the Corporation’s Secretary at BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws.

Other Matters

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any questions as to an adjournment or postponement of the Meeting, the persons named in properly executed proxies have discretionary authority to vote such proxies as they shall decide.

One copy of this Proxy Statement will be mailed to shareholders sharing the same address unless the Fund has received contrary instructions from one or more of the shareholders. If you wish to receive individual copies of this Proxy Statement, please call 1-800-607-2200; if your shares are held through a financial institution, please contact the financial institution directly.

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APPENDIX A

Current Advisory Agreement

OLD WESTBURY FUNDS, INC.

INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT is made as of September 1, 2010, by and between Old Westbury Funds, Inc. (the “Fund”), a Maryland corporation with its principal place of business at 760 Moore Road, King of Prussia, Pennsylvania 19406, and Bessemer Investment Management LLC (the “Adviser”), a Delaware limited liability company with its principal place of business at 630 Fifth Avenue, New York, New York 10111.

WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is authorized to issue shares in one or more series;

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Fund desires that the Adviser perform investment advisory services for each series of the Fund listed on Schedule A hereto, as such Schedule A may be amended or supplemented from time to time by mutual agreement (each, a “Portfolio”, and collectively, the “Portfolios”), and the Adviser is willing to perform those services on the terms and conditions set forth in this Agreement and desires to enter into an agreement to provide for investment advisory services to the Fund upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, the Fund and Adviser agree as follows:

Section 1. The Fund. The Fund is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Articles of Incorporation, By-Laws and Registration Statement filed with the Securities and Exchange Commission (the “Commission”) under the 1940 Act and the Securities Act of 1933, including the Prospectuses forming a part thereof and Statements of Additional Information relating to the Portfolios contained therein, and as may be supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Fund’s Board of Directors (the “Board”). The Board is authorized to issue any unissued shares in any number of additional classes or series. The Fund has delivered copies of the documents listed in this Section to the Adviser and will from time to time furnish the Adviser with any amendments thereof.

Section 2. Appointment. The Fund hereby appoints the Adviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in the Portfolios and, without limiting the generality of the foregoing, to provide the services specified in Section 3 hereof.

Section 3. Duties of the Adviser.

(a) The Adviser shall provide investment advisory services, including but not limited to, making decisions with respect to all purchases and sales of securities and other investment assets for the Portfolios. Among other things, the Adviser shall make all decisions with respect to the Portfolios’ investments in various securities or other assets, in investment styles and, if applicable, in other investment companies or pooled vehicles in which the Portfolios may invest. To carry out the services hereunder, the Adviser is hereby authorized, as agent and attorney-in-fact for the Fund, for the account of, at the risk of and in the name of the Portfolios, to place orders and issue instructions with

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respect to transactions of the Portfolios. In all purchases, sales and other transactions for the Portfolios, the Adviser is authorized to exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or performance of its duties and obligations under this Agreement including, but not limited to, executing on behalf of the Portfolios and the Fund such agreements and other documentation in connection with such purchases, sales or other transactions. The Fund acknowledges that the Fund and the Portfolios will be bound by such trading accounts established, and agreements and other documents executed.

(b) The Adviser will report to the Board at each regular meeting thereof all material changes in the Portfolios since the prior report, and will also keep the Board informed of important developments affecting the Fund, the Portfolios and the Adviser, and on its own initiative will furnish the Board from time to time with such information as the Adviser may believe appropriate, whether concerning the individual companies whose securities are held by the Portfolios, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Portfolios maintain investments. The Adviser will also furnish the Board with such statistical and analytical information with respect to securities in the Portfolios as the Adviser may believe appropriate or as the Board reasonably may request.

(c) The Adviser will from time to time employ or associate with such persons as the Adviser believes to be appropriate or necessary to assist in the execution of the Adviser’s duties hereunder; provided, however, that, except as otherwise provided herein, the employment of or sub-contracting with any such person shall not relieve the Adviser of its responsibilities or liabilities hereunder; and provided further that the Adviser shall not have the authority to subcontract advisory responsibilities without the consent of the Fund. The cost of performance of such duties shall be borne and paid by the Adviser. No obligation may be imposed on the Fund in any such respect.

(d) The Adviser shall pay its own expenses in connection with the services to be provided by it pursuant to this Agreement.

Section 4. Delegation of Responsibilities. The Adviser may carry out any of its obligations under this Agreement by employing, subject to supervision by the Adviser, one or more sub-advisers who are registered as investment advisers pursuant to the Advisers Act (each, a “Sub-Adviser”). Each Sub-Adviser’s employment will be evidenced by a separate written agreement approved by the Board and, if required under the 1940 Act, by the shareholders of the Portfolios (unless the Commission or its staff has given authorization or issued an interpretation or no-action letter dispensing with the requirement of shareholder approval). The Adviser shall not be liable hereunder for any act or omission of any Sub-Adviser, except for failure to exercise good faith in the employment of the Sub-Adviser and for failure to exercise appropriate supervision of such Sub-Adviser, and as may otherwise be agreed in writing. The Adviser shall be solely responsible for compensating any Sub-Adviser for services rendered under any sub-advisory agreement. The Adviser may, from time to time and at any time, terminate any Sub-Adviser and recommend to the Board the appointment of another Sub-Adviser or reassume the responsibilities assigned to any Sub-Adviser with respect to the Portfolios without obtaining the approval of the shareholders of the Portfolios unless expressly required by the federal securities laws.

Section 5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Adviser shall at all times comply with:

(a) all applicable provisions of the 1940 Act, and any rules and regulations adopted thereunder;

(b) the provisions of the Registration Statement of the Fund, as it may be amended from time to time, under the 1940 Act;

(c) the provisions of the Articles of Incorporation of the Fund, as they may be amended from time to time;

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(d) the provisions of the By-Laws of the Fund, as they may be amended from time to time, or resolutions of the Board that may be adopted from time to time;

(e) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Fund or the Portfolios; and

(f) any other applicable provisions of state or federal law.

Section 6. Broker-Dealer Relationships. In connection with the performance of its services hereunder, the Adviser is responsible for opening accounts with brokers, dealers and futures commission merchants (“broker-dealers”), selecting brokers, dealers and futures commission merchants to effect all transactions for the Portfolios, placing all necessary orders with broker-dealers or issuers (including affiliated broker-dealers), and negotiating commissions, if applicable. To the extent consistent with applicable law and the investment objectives of the Portfolios, the Adviser may purchase or sell orders for the Portfolios with contemporaneous purchase or sell orders of other clients of the Adviser and its affiliates. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner the Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolios and to other clients. The Adviser will seek to obtain best execution of transactions for the Portfolios at prices which are advantageous to the Portfolios and at commission rates that are reasonable in relation to the benefits received. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934, the Adviser may pay a broker-dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged for effecting such transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research products and/or services provided by such broker-dealer. This determination, with respect to brokerage and research products and/or services, may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser has with respect to the Portfolio, as well as to other accounts over which the Adviser exercises investment discretion. Not all such services or products need be used by the Adviser in managing the Portfolios.

Section 7. Expenses of the Portfolios. All of the ordinary business expenses incurred in the operations of the Portfolios and the offering of their shares shall be borne by the Portfolios unless specifically provided otherwise in this Agreement or another written agreement between the Adviser and the Fund. These expenses borne by the Portfolios include, but are not limited to, brokerage commissions, taxes, legal, auditing and governmental fees, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Portfolios and the cost of printing copies of the Prospectuses and Statements of Additional Information distributed to the Portfolios’ shareholders.

Section 8. Compensation. As compensation for the advisory services provided under this Agreement, the Fund shall pay the Adviser fees at the annual rates indicated on Schedule A hereto, as such Schedule A may be amended or supplemented from time to time. The Adviser’s fee shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly in arrears to the Adviser.

Section 9. Standard of Care. The Fund shall expect of the Adviser, and the Adviser will give the Fund the benefit of, the Adviser’s best judgment and efforts in rendering its services to the Fund. As an inducement to the Adviser’s undertaking these services at the compensation level specified, the Adviser shall not be liable hereunder for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser, or any of its officers, directors, employees or agents, in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

Section 10. Non-Exclusivity. The services of the Adviser to the Portfolios are not to be deemed to be exclusive, and the Adviser shall be free to render investment advisory or other services to others (including other investment

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companies) and to engage in other activities. It is understood and agreed that officers or directors of the Adviser may serve as officers or directors of the Fund, and that officers or directors of the Fund may serve as officers or directors of the Adviser, to the extent that such services may be permitted by law, and that the officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

Section 11. Books and Records. The Adviser shall, with respect to orders the Adviser places for the purchase and sale of portfolio securities of the Portfolios, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act as well as such records as the Fund’s Administrator reasonably requests to be maintained, including, but not limited to, trade tickets and confirmations for portfolio trades. All such records shall be maintained in a form acceptable to the Fund and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Fund and will be available for inspection and use by the Fund. The Adviser will promptly notify the Fund’s Administrator if it experiences any difficulty in maintaining the records in an accurate and complete manner.

Section 12. Term of the Agreement. This Agreement shall become effective with respect to each of the respective Portfolios on such date as it is approved in accordance with the requirements of the 1940 Act, and shall initially continue for one year, and thereafter continue from year to year, provided that the continuation of the Agreement is specifically approved at least annually:

(a) (i) by the Fund’s Board of Directors or (ii) by the vote of “a majority of the outstanding voting securities” of the Portfolios (as defined in Section 2(a)(42) of the 1940 Act), and

(b) by the affirmative vote of a majority of the Fund’s Directors who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of a party to this Agreement (other than as Directors of the Fund), by votes cast in person at a meeting specifically called for such purpose.

This Agreement, at such time as it is approved in accordance with the requirements of the 1940 Act, shall supersede any and all investment advisory agreements between the Fund and the Adviser.

Section 13. Termination. As required under the 1940 Act, this Agreement may be terminated as to any Portfolio at any time, without the payment of any penalty, by the Fund (by vote of the Fund’s Board of Directors or by vote of a majority of the outstanding voting securities of the particular Portfolio), or by the Adviser on sixty (60) days’ written notice. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement will immediately terminate in the event of its assignment. This Agreement may also be terminated immediately by the Fund or the Adviser in the event that the other party (i) breaches a material term of this Agreement or (ii) commits a material violation of any governing law. As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” shall have the same meanings as such terms have in the 1940 Act, as modified or interpreted by the Commission or its staff in rules, regulations, interpretations or no-action letters.

Section 14. Indemnification by the Adviser. The Fund shall not be responsible for, and the Adviser shall indemnify and hold the Fund and the Portfolios harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to the willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Adviser or any of its officers, directors, employees or agents.

Section 15. Indemnification by the Fund. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of duties hereunder on the part of the Adviser or any of its officers, directors, employees or agents, the Fund hereby agrees to indemnify and hold harmless the Adviser and its officers, directors, employees and agents against all claims, actions, suits or proceedings at law or in equity whether brought by a private party or a

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governmental department, commission, board, bureau, agency or instrumentality of any kind, arising from the advertising, solicitation, sale, purchase or pledge of securities, whether of the Fund or other securities, undertaken by the Portfolios or their officers, directors, employees or affiliates, resulting from any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Portfolios or their officers, directors, employees or affiliates. Federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and nothing herein shall constitute a waiver or limitation of any rights which a Portfolio may have and which may not be waived under any applicable federal or state securities laws.

Section 16. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund shall be Old Westbury Funds, Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, Attn: President, and that of the Adviser shall be Bessemer Investment Management LLC, 630 Fifth Avenue, New York, New York 10111, Attn: General Counsel.

Section 17. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, interpretations of the Commission or its staff, or Commission staff no-action letters issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall otherwise be governed by and construed in accordance with the laws of the State of New York.

Section 18. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the affected Portfolio(s). Otherwise, a written amendment of this Agreement is effective upon the approval of the Board of Directors of the Fund and the Adviser.

Section 19. Old Westbury Name. The Adviser and the Fund each agree that the name “Old Westbury” or any variants thereof, which comprises a component of the Fund’s name, is a property right of the parent of the Adviser. The Fund agrees and consents that: (i) it will use the words “Old Westbury” or any variants thereof as a component of its corporate name, the name of any series or class, or all of the above, and for no other purpose; (ii) it will not grant to any third party the right to use the name “Old Westbury” of any variant thereof for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the words “Old Westbury,” or any variant or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, other than a grant of such right to another registered investment company not advised by the Adviser or one of its affiliates; and (iv) in the event that the Adviser or an affiliate thereof is no longer acting as investment adviser to any Portfolio or class of a Portfolio, the Fund shall, upon request by the Adviser, promptly take such action as may be necessary to change its corporate name to one not containing the words “Old Westbury” or any variant thereof and following such change, shall not use the words “Old Westbury,” or any variant thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its trustees, officers and shareholders to take any and all actions that the Adviser may request to effect the foregoing and to reconvey to the Adviser any and all rights to such words.

Section 20. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first above written.

OLD WESTBURY FUNDS, INC.

	By:	/S/ PETER C. ARTEMIOU

Peter C. Artemiou
Vice President & Treasurer

BESSEMER INVESTMENT MANAGEMENT LLC

	By:	/S/ MARC D. STERN

Marc D. Stern
President
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SCHEDULE A

Portfolio	Advisory Fee Rate Average Net Assets

Old Westbury Large Cap Core Fund	First $500 million - 0.70%
Second $500 million to $1 billion - 0.65% Over $1 billion - 0.60%

Old Westbury Fixed Income Fund	First $500 million - 0.45%
Second $500 million to $1 billion - 0.40% Over $1 billion - 0.35%

Old Westbury Municipal Bond Fund	First $500 million - 0.45%
Second $500 million to $1 billion - 0.40% Over $1 billion - 0.35%

Old Westbury Small & Mid Cap Fund	0.85%

Old Westbury Large Cap Strategies Fund	First $1.25 billion - 0.90%
Second $1.25 billion to $2.5 billion - 0.85% Over $2.5 billion - 0.80%

Old Westbury Strategic Opportunities Fund	First $1.25 billion - 1.10%
Second $1.25 billion to $2.5 billion - l .05%
Over $2.5 billion - 1.00%
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APPENDIX B

AMENDMENT No. 4 TO INVESTMENT ADVISORY AGREEMENT

This AMENDMENT No. 4 to the Investment Advisory Agreement (as defined below) is made and effective as of ____________, 2016 (the “Amendment”), by and between OLD WESTBURY FUNDS, INC. (the “Fund”) and BESSEMER INVESTMENT MANAGEMENT LLC (the “Adviser”). Terms not otherwise defined herein shall have the meanings ascribed thereto in the Investment Advisory Agreement.

WHEREAS, the Fund and the Adviser are parties to the Investment Advisory Agreement, dated as of September 1, 2010, as amended (the “Investment Advisory Agreement”), pursuant to which the Adviser provides investment advisory services to the Portfolios; and

WHEREAS, the Fund and the Adviser desire to amend the Investment Advisory Agreement to reflect (i) the name change of Old Westbury Large Cap Core Fund to “Old Westbury All Cap Core Fund” and (ii) the change in investment advisory fees payable under the Investment Advisory Agreement with respect to Old Westbury All Cap Core Fund.

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereby agree as follows:

1.        Schedule A to the Investment Advisory Agreement is hereby deleted in its entirety and replaced with Schedule A hereto.

2.        The Investment Advisory Agreement, as expressly amended hereby, shall continue in full force and effect.

3.        This Amendment may be executed in counterpart, each of which shall be an original but all of which, taken together, shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers as of the date first written above.

OLD WESTBURY FUNDS, INC.
By:
Name:
Title:

BESSEMER INVESTMENT MANAGEMENT LLC
By:
Name:
Title:
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SCHEDULE A

Portfolio	Advisory Fee Rate Average Net Assets

Old Westbury All Cap Core Fund	First $500 million - 0.75%
Second $500 million to $1 billion - 0.70% Over $1 billion - 0.65%

Old Westbury Fixed Income Fund	First $500 million - 0.45%
Second $500 million to $1 billion - 0.40% Over $1 billion - 0.35%

Old Westbury Municipal Bond Fund	First $500 million - 0.45%
Second $500 million to $1 billion - 0.40% Over $1 billion - 0.35%

Old Westbury Small & Mid Cap Fund	0.85%

Old Westbury Large Cap Strategies Fund	First $1.25 billion - 0.90%
Second $1.25 billion to $2.5 billion - 0.85% Over $2.5 billion - 0.80%

Old Westbury Strategic Opportunities Fund	First $1.25 billion - 1.10%
Second $1.25 billion to $2.5 billion - l .05%
Over $2.5 billion - 1.00%
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APPENDIX C

Amounts Paid by the Fund to the Adviser and Affiliates

The following table indicates amounts paid by the Fund to the Adviser, or to an affiliate of the Adviser, and fees waived by the Adviser, during the Fund’s last fiscal year (ended October 31, 2016).

Fund	Advisory Fees	Custody Fees	Shareholder Servicing Fees	Fees Waived by the Adviser
Old Westbury Large Cap Core Fund	$7,731,832	$310,651	$2,327,277	$0

Advisory Fees under Proposed Fee Change

If the Proposed Fee Change had been in place for the fiscal year ended October 31, 2016, the Fund would have paid aggregate advisory fees of $8,313,651 to the Adviser. The percentage difference between the amounts payable under the Current Advisory Agreement and the Proposed Advisory Agreement is 7.52%.

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APPENDIX D

Further Information Regarding the Strategy Change

	Current	Proposed
Fund Name	Old Westbury Large Cap Core Fund	Old Westbury All Cap Core Fund
Principal Investment Strategies

The Fund pursues its investment goal by investing in a diversified portfolio of equity and equity-related securities throughout the world, including in emerging markets. Under normal circumstances, the Fund invests at least 80% of its net assets, including any borrowings for investment purposes, in securities of large capitalization companies. The Adviser currently defines large capitalization companies as companies having, at the time of initial investment, a market capitalization equal to or greater than the largest 70% by market capitalization of the companies that comprise the MSCI ACWI Investable Market Index (IMI). The Fund may continue to hold securities of companies whose market capitalizations fall below the foregoing threshold subsequent to the Fund’s investment in such securities. As of December 31, 2015, the smallest market capitalization in this group was $10.1billion. This capitalization range will change as the size of the companies in the index changes with market conditions and the composition of the index.

The Fund invests in a portfolio of securities the Adviser believes has the potential for long-term capital appreciation with overall lower volatility than the general equity markets. The Fund invests primarily in securities listed on securities exchanges or actively traded in over-the-counter markets. The securities may be listed or traded in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), or other types of depositary receipts (including non-voting depositary receipts) or dual listed securities. The foreign securities in which the Fund may invest may be issued by issuers located in emerging market or developing market countries. The Fund also may invest in government fixed income securities,

The Fund pursues its investment goal by investing in a diversified portfolio of equity and equity related securities of any market capitalization. The Fund has no restrictions as to the size of the companies in which it invests. The Fund may invest in what generally are considered small-cap stocks, mid-cap stocks and large-cap stocks. The Fund may concentrate its investments in one of those categories, two of them or all of them, and may change the allocation of its investments at any time.

The Fund invests in a portfolio of securities the Adviser believes has the potential for long-term capital appreciation. The Fund invests primarily in securities listed on securities exchanges or actively traded in over-the-counter markets. The securities may be listed or traded in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), or other types of depositary receipts (including non-voting depositary receipts) or dual listed securities. The foreign securities in which the Fund may invest may be issued by issuers located in emerging market or developing market countries. The Fund also may invest in exchange-traded funds (“ETFs”) and a variety of derivatives, including futures, options and other derivative instruments, to increase or to hedge, or protect, its exposure to, for example, movements in the securities markets. Fixed income securities held by the Fund may be of any maturity.
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exchange-traded funds (“ETFs”), and a variety of derivatives, including futures, options and other derivative instruments, to increase or to hedge, or protect, its exposure to, for example, movements in the securities markets. Fixed income securities held by the Fund may be of any maturity.
Principal Risks

Stock Market/Company Risk — Stock markets are volatile and can decline significantly in response to issuer, industry, market, economic, political, regulatory, geopolitical, and other conditions. The value of an equity security can decline significantly in response to these conditions.

Foreign Risk — Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. In addition, the securities of foreign companies also may be subject to the imposition of economic sanctions or other government restrictions. The risks of foreign investments are increased in emerging markets which may experience hyperinflation and have far lower trading volumes and less liquidity than developed markets. Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Developing Market Countries Risk — The Fund’s investments in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets.

Exchange-Traded Funds Risk — Exchange-traded funds or ETFs are subject to many of the same risks associated with individual stocks, including market risk where the market as a whole, or the specific sector in which an ETF invests, may decline.

Stock Market/Company Risk — Stock markets are volatile and can decline significantly in response to issuer, industry, market, economic, political, regulatory, geopolitical, and other conditions. The value of an equity security can decline significantly in response to these conditions.

Market Capitalization Risk—To the extent the Fund invests in securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small- and mid-cap companies are often more volatile and less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector or during market downturns.

Foreign Risk —Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. In addition, the securities of foreign companies also may be subject to the imposition of economic sanctions or other government restrictions. The risks of foreign investments are increased in emerging markets which may experience hyperinflation and have far lower trading volumes and less liquidity than developed markets. Changes in foreign currency

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U.S. Government Obligations Risk — U.S. Government securities that are not direct obligations of the U.S. Treasury have more credit risk than securities directly supported by the full faith and credit of the U.S. Government.

Fixed Income Securities Risk — Fixed income securities are subject to a number of risks, including interest rate risk, credit risk, and the risks associated with a lack of liquidity in the fixed income market. In addition, the value of fixed income securities is subject to volatility and losses resulting from changes or perceived changes in economic conditions, particularly during times of unusual or adverse market or political events. Certain types of fixed income securities may be more sensitive to such conditions.

Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

Interest Rate Risk — Interest rate risk is the risk of losses attributable to changes in interest rates. In general, when interest rates rise, debt security prices tend to fall. The opposite is also generally true: debt security prices tend to rise when interest rates fall. In general, securities with longer maturities are more sensitive to these interest rate changes.

Derivatives Risk — Derivatives are subject to a number of risks, including changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the Fund’s sensitivity to adverse market movements and may exaggerate a loss.

exchange rates can affect the value of the Fund’s portfolio. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Developing Market Countries Risk — The Fund’s investments in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets.

Exchange-Traded Funds Risk — Exchange-traded funds or ETFs are subject to many of the same risks associated with individual stocks, including market risk where the market as a whole, or the specific sector in which an ETF invests, may decline.

Derivatives Risk — Derivatives are subject to a number of risks, including changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the Fund’s sensitivity to adverse market movements and may exaggerate a loss.

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Benchmark Index	MSCI ACWI Large Cap Index (Net)	MSCI ACWI Investable Market Index (Net)
Portfolio Managers	Mr. John Alexander Christie, Principal of the Adviser, has managed the Fund since November 16, 2011. Mr. Alexander I. B. Lloyd, Principal of the Adviser, has managed the Fund since November 16, 2011.

Mr. John Alexander Christie, Principal of the Adviser, has managed the Fund since November 16, 2011 and will continue to serve as a member of the investment team responsible for managing the Fund.

Mr. John Hall, Managing Director and Head of Equities of the Adviser, will serve as a member of the investment team responsible for managing the Fund beginning December 30, 2016.

Mr. Jeffery A. Rutledge, Principal of the Adviser, will serve as a member of the investment team responsible for managing the Fund beginning December 30, 2016.

Mr. Michael Morrisroe, Principal of the Adviser, will serve as a member of the investment team responsible for managing the Fund beginning December 30, 2016.

Investment Advisory Fee Rates	First $500 million of average net assets: 0.70% Second $500 million to $1 billion of average net assets: 0.65% Average net assets exceeding $1 billion: 0.60%	First $500 million of average net assets: 0.75% Second $500 million to $1 billion of average net assets: 0.70% Average net assets exceeding $1 billion: 0.65%
Fee Waiver Commitments	The Adviser has contractually committed through October 31, 2017 to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses (if any), at 1.00%. This commitment may be changed or terminated at any time after October, 31 2017 with the approval of the Board of Directors.	There will be no fee waiver commitment.
D-4

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet
1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com
3)	Follow the instructions provided on the website.

To vote by Telephone
1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.

To vote by Mail
1)	Read the Proxy Statement.
2)	Check the appropriate box on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E15012-TBD	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.		For	Against	Abstain

1.	To approve a proposed increase to the fee rate under the Investment Advisory Agreement between Bessemer Investment Management LLC and Old Westbury Funds, Inc., on behalf of Old Westbury Large Cap Core Fund, of approximately 0.05%, to take effect in connection with a change in investment strategy and expanded investment mandate for Old Westbury Large Cap Core Fund.	☐	☐	☐

2.	To consider and act upon any other business as may properly come before the Meeting or any adjourned sessions thereof.

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

Note: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Old Westbury Large Cap
Core Fund Special Meeting of Shareholders to Be Held on December 22, 2016.
The Proxy Statement for this meeting is available at: www.proxyvote.com.

PLEASE SIGN, DATE AND RETURN YOUR

PROXY TODAY

Please detach at perforation before mailing.
E15013-TBD

PROXY	OLD WESTBURY FUNDS, INC.	PROXY
Old Westbury Large Cap Core Fund

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 22, 2016
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF OLD WESTBURY FUNDS, INC.

The undersigned holder of shares of Old Westbury Large Cap Core Fund, a series of Old Westbury Funds, Inc., hereby appoint(s) Lisa M. King and William H. Wallace III, with full power of substitution in each, to: (i) attend the Special Meeting of Shareholders (the “Meeting”) of Old Westbury Large Cap Core Fund to be held at 10 a.m. Eastern Time on December 22, 2016, at 760 Moore Road, King of Prussia, Pennsylvania 19406, and any adjournment(s) of the Meeting; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Meeting. The undersigned acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement dated [                              ], 2016. The undersigned hereby revokes any prior proxy given with respect to the Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

V.2